Supplement to
the Spartan®
Municipal Funds
February 28, 2001
Prospectus

The following information replaces the information found under the heading "Fundamental Investment Policies" in the "Fund Basics" section on page 15.

Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan Municipal Income Fund seeks to provide a high current yield exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

LIM/HIY-01-02 September 29, 2001
1.482103.106